UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2013

CapitalSource, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-31753	35-2206895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 West 5th Street, 33rd Floor Los Angeles, CA 90071
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code:   (213) 443-7700

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on April 25, 2013, at which all matters submitted to a vote of our stockholders as described in our Proxy Statement were approved. The matters approved were (1) election of directors, (2) ratification of the Board's selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2013, and (3) advisory approval of executive compensation for our named executive officers.

Based on the result of the advisory vote on the frequency of advisory stockholder votes on executive compensation at the 2011 annual stockholders meeting and consistent with the recommendation of the Company's Board of Directors, the Company confirms that it will include a non-binding stockholder advisory vote on executive compensation in the Company's proxy materials every year, until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur not later than our annual stockholders meeting in 2017.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set out below:

1. Election of Directors

Director	For	Against	Withheld	Abstentions	Broker Non-Votes
Andrew B. Fremder	157,268,450	--	4,855,264	--	28,452,385
C. William Hosler	143,031,088	--	19,092,626	--	28,452,385
James J. Pieczynski	158,114,916	--	4,008,798	--	28,452,385
	For	Against	Withheld	Abstentions	Broker Non-Votes
2. Ratification of Independent Auditors	184,198,208	4,492,032	--	1,885,859	--
	For	Against	Withheld	Abstentions	Broker Non-Votes
3. Approval of Executive Compensation for Named Executive Officers	126,578,344	33,370,350	--	2,175,020	28,452,385

Item 7.01. Regulation FD Disclosure.

On April 29, 2013, we announced our consolidated financial results for the first quarter ended March 31, 2013. A copy of the press release announcing those results is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On April 29, 2013, we posted a presentation to the Investor Relations section of our website at the following address: http://www.capitalsource.com/investor_relations.

The information in Items 2.02 and 7.01 of this Current Report and the exhibits attached hereto are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 7.01of this Current Report and the exhibits attached hereto shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CapitalSource, Inc.
Date: April 29, 2013	/s/ KORI OGROSKY Kori Ogrosky Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by CapitalSource Inc. on April 29, 2013.